UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2022

REZOLUTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39683	27-3440894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Redwood Shores Pkwy, Suite 315, Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

650-206-4507

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RZLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2022, the Company filed with the Secretary of State of the State of Nevada, a Certificate of Amendment to the Articles of Incorporation of the Company (the “Certificate of Amendment”), which was approved by the Company’s stockholders at the Company’s special meeting of stockholders held on June 16, 2022 and by the Company’s board of directors (the “Board”) on June 13, 2022.

The Certificate of Amendment increases the Company’s authorized common stock from 40,000,000 shares to an aggregate of 100,000,000 shares. It will not change the total number of shares of Preferred Stock authorized for issuance by the Company.

This summary of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein. A more complete description of the foregoing amendment is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 16, 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2022 annual meeting of stockholders on June 16, 2022. The meeting was held virtually at http://www.virtualshareholdermeeting.com/RZLT2022SM. As of the record date, May 5, 2022, there were a total of 33,582,831 shares of common stock outstanding and entitled to vote at the special meeting. At the annual meeting, 24,006,559 shares of common stock were represented in person (virtually) or by proxy; therefore, a quorum was present. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

To elect the following nominees to serve as members of the Company’s board of directors:

Nominee Name	Votes For	Votes Withheld	Broker Non Votes
Young-Jin Kim	15,163,215	6,460,921	2,382,423
Nevan Charles Elam	21,573,106	51,030	2,382,423
Philippe Fauchet	20,230,967	1,393,169	2,382,423
Gil Labrucherie	18,315,585	3,308,551	2,382,423
Wladimir Hogenhuis	21,500,188	123,948	2,382,423
Nerissa Kreher	21,541,345	82,791	2,382,423

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

To ratify Plant & Moran, PLLC as the Company’s independent registered public accounting firm for fiscal 2022:

Votes For	Votes Against	Abstentions	Broker Non Votes
24,002,654	58	3,847	0

Proposal No. 3 - Share Increase Proposal

To approve an increase in the Company’s authorized common stock of 60,000,000 shares to an aggregate of 100,000,000 shares as set forth in the Articles of Incorporation:

Votes For	Votes Against	Abstentions	Broker Non Votes
23,879,305	124,824	2,430	0

Proposal No. 4 – Equity Plan Amendment Proposal

To approve an amendment to the Company’s 2021 Stock Incentive Plan, to increase the number of shares available for issuance thereunder by 9,500,000 shares to an aggregate of 10,700,000 shares:

Votes For	Votes Against	Abstentions	Broker Non Votes
19,613,950	2,006,211	3,975	2,382,423

Proposal No. 5 - ESPP Proposal

To adopt the 2022 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non Votes
21,576,224	45,195	2,717	2,382,423

Proposal No. 6 - Nasdaq Proposal

To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the exercisability of certain Class C warrants to be issued upon the closing of a private placement offering that we entered into pursuant to a Securities Purchase Agreement dated May 1, 2022:

Votes For	Votes Against	Abstentions	Broker Non Votes
21,569,352	52,222	2,562	2,382,423

Proposal No. 7 - Say-on-Pay Proposal

To approve by a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of the proxy statement:

Votes For	Votes Against	Abstentions	Broker Non Votes
18,031,236	3,583,430	9,470	2,382,423

Proposal No. 8 - Adjournment Proposal

To authorize an adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Share Increase Proposal, the Equity Plan Amendment Proposal, the ESPP Proposal, and/or the Nasdaq Proposal:

Votes For	Votes Against	Abstentions	Broker Non Votes
23,802,270	202,996	1,293	0

Item 8.01 Other Events

As previously disclosed, on May 1, 2022, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Jefferies LLC, as placement agent, and a securities purchase agreement (the “Securities Purchase Agreement”) with certain purchasers as identified therein (the “Purchasers”) relating to a private placement (the “Private Placement”), pursuant to which the Company agreed to sell to the Purchasers 3,326,157 Class C Warrants (the “Class C Warrants”) to purchase shares of Common Stock, at a purchase price of $3.799 per Class C Warrant, which represents the per share public offering price for the Registered Direct Shares in the Registered Direct Offering less the $0.001 per share exercise price for each Class C Warrant.

The closing of the Private Placement will take place upon satisfaction of the closing conditions set forth in the Placement Agency Agreement and Securities Purchase Agreement, which conditions have not yet been met. The Company expects that the closing conditions will be satisfied, but are unable to predict the timing of the closing of the Private Placement. The net proceeds of the Private Placement to the Company, after deducting the placement agent fees and estimated offering expenses payable by the Company, are expected to be approximately $11.4 million. The Company intends to use the net proceeds from the Private Placement to fund clinical research and development and for working capital and general corporate purposes.

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment, as filed with the Secretary of State of the State of Nevada on June 16, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: June 17, 2022	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer